Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Chief Executive Officer of Indivior Pharmaceuticals, Inc. (the "Company"), does hereby certify that:
1.  The Quarterly Report on Form 10-Q for the fiscal period ended March 31, 2026 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 30, 2026

/s/ Joseph Ciaffoni
Joseph Ciaffoni, Chief Executive Officer